Exhibit 32
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of FPIC Insurance Group, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John R. Byers, President and Chief Executive Officer and, I, Kim D. Thorpe, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 15, 2005

By:	/s/ John R. Byers
John R. Byers President and Chief Executive Officer

By:	/s/ Kim D. Thorpe
Kim D. Thorpe Executive Vice President and Chief Financial Officer